UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2018

CIVISTA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

OHIO	001-36192	34-1558688
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 East Water Street,

P.O. Box 5016, Sandusky, Ohio 44870

(Address of principal executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective September 14, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 11, 2018, by and among Civista Bancshares, Inc., an Ohio corporation (“Civista”), Civista Bank, an Ohio-chartered bank and a wholly-owned subsidiary of Civista, United Community Bancorp, an Indiana corporation (“United Community”), and United Community Bank, a federally chartered savings bank and a wholly-owned subsidiary of United Community, United Community merged with Civista, with Civista being the surviving corporation, and United Community Bank merged with Civista Bank, with Civista Bank being the surviving banking subsidiary of Civista.    Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Civista and United Community merger (the “Effective Time”), each outstanding share of United Community common stock (other than certain common stock excluded pursuant to the Merger Agreement) was converted into the right to receive $2.54 in cash and 1.027 common shares of Civista. At the Effective Time, certain United Community equity awards vested and were settled based on the merger consideration. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Civista’s Current Report on Form 8-K filed on March 11, 2018 and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Under the terms of the Merger Agreement, at the Effective Time, Civista increased the number of members of its board of directors by two and appointed two members of United Community’s board of directors as members of the Civista board. The Civista board appointed William F. Ritzmann and Julie A. Mattlin to fill the created vacancies on the Civista Board. Mr. Ritzmann and Ms. Mattlin are both “independent directors” under applicable NASDAQ rules.

William F. Ritzmann served as Chairman of the Board of the United Community and United Community Bank since October 2014. From 1999 until his retirement in June 2014, Mr. Ritzmann served as President and Chief Executive Officer of United Community Bank. From 2006 until his retirement in June 2014 he also served as President and Chief Executive Officer of United Community. He served as a director of United Community since 2006 and United Community Bank since 1999. Mr. Ritzmann is 70. Mr. Ritzmann’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Company will now serve affords the Civista’s board of directors valuable insight regarding the business and operation. Mr. Ritzmann’s knowledge of all aspects of the United Community’s business and history, combined with his success and continued drive for responsible growth and excellence, position him well to continue to serve the Company as a director.

Ms. Mattlin is a principal with MAC Consulting, LLC, a firm she formed in 2004, which provides financial consulting services to the transportation industry, with special emphasis on aviation. She is also a principal with DKMG Consulting LLC, formed in 2014 to provide financial consulting services to airports. Previously, Ms. Mattlin worked for one of the world’s leading transportation planning and consulting firms for 20 years. From 2000 to 2004, she served as Vice President, Group Manager, Financial Services and was responsible for a team of consultants that provided services to more than 50 airports nationwide. Her expertise includes performing feasibility studies, airline negotiations, capital program funding strategies, and computerized financial modeling. She has assisted in, or served as project manager, for the preparation of reports of the airport consultants for revenue bond issuances. She has managed the development of financial plans for consolidated rental car facilities and developed strategic business plans that provided recommendations for airports to remain financially self-sufficient. She has an M.B.A. in management and an undergraduate degree in finance and accounting. Ms. Mattlin is 53 and served as a director of United Community Bank and United Community since 2015. Ms. Mattlin has considerable business management, financial consulting and operational expertise from over 26 years of providing financial consulting services to businesses.

At this time, it is not expected that Mr. Ritzmann or Ms. Mattlin will serve on any Board committees. The new directors will participate in Civista’s standard compensation arrangements for non-employee directors as described in Civista’s Definitive Proxy Statement filed with the SEC on March 15, 2018.

Item 8.01	Other Events

On September 14, 2018, Civista issued a press release announcing that, effective September 14, 2018, pursuant to the Merger Agreement, United Community merged with Civista, with Civista being the surviving corporation, and United Community Bank merged with Civista Bank, with Civista Bank being the surviving banking subsidiary of Civista. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated March 11, 2018 (incorporated by reference to Exhibit 2.1 to Civista Bancshares, Inc.’s Current Report on Form 8-K dated March 11, 2018 and filed March 12, 2018 (File No. 001-36192)).*

3.1	Amended and Restated Articles of Incorporation of Civista Bancshares, Inc., as filed with the Ohio Secretary of State on December 4, 2015 (incorporated by reference to Exhibit 3.1 to Civista Bancshares, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2017, filed on November 8, 2017 (File No. 001-36192)).

3.1(b)	Amendment to Amended and Restated Articles of Incorporation of Civista Bancshares, Inc. (incorporated by reference to Exhibit 3.1(b) to Civista Bancshares, Inc.’s Registration Statement on Form S-3 as filed with the SEC on August 24, 2018 (Registration No. 333-227006)).

3.2	Amended and Restated Code of Regulations of Civista Bancshares, Inc. (adopted April 15, 2008). (incorporated by reference to Exhibit 3.2 to Civista Bancshares, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2017, filed on November 8, 2017 (File No. 001-36192)).

99.1	Closing Press Release, dated September 14, 2018

*

Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Civista agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.

Date: September 14, 2018	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President & Controller